Innovative Industrial Properties Second Quarter 2026 Supplemental Financial Information

Innovative Industrial Properties Overview Forward-Looking Statements 3 Company Overview 4 Financial Information Quarterly Performance Summary 5 Balance Sheet 6 Net Income 7 Statements of Cash Flows 8 FFO, Normalized FFO, and AFFO Reconciliation 9 EBITDA Reconciliation 10 Historical Net Income 11 Historical FFO, Normalized FFO, and AFFO Reconciliation 12 Historical EBITDA Reconciliation 13 Portfolio Data Highlights 14 Geographic Concentration – Real Estate Portfolio 15 Annualized Base Rent and Annualized Income From Loans and Securities 16 Capital Commitments and Dispositions 17 Leasing Summary 18 Property List 19 — 21 Loans and Securities 22 Capitalization Capital and Key Metrics 23 Debt Detail 24 Analyst Coverage 25 Definitions 26 — 27 Table of Contents 2

Innovative Industrial Properties Forward-Looking Statements This Supplemental Financial Information Package includes "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: rates of default on leases for our assets; our ability to re-lease properties upon tenant defaults or lease terminations for the rent we currently receive, or at all; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; defaults on our investments in real estate-related assets, such as the IQHQ credit facility and IQHQ preferred stock; our ability to identify, acquire, or profitably operate life science properties; market dynamics in the life science sector; the demand for regulated cannabis cultivation and processing facilities; decreased economic activity due to fluctuations in trade policies, tariffs, and related government actions; inflation dynamics; the impact of pandemics on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflicts in Ukraine and Iran; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants’ alternative financing sources; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the potential impact on us from litigation matters, and governmental inquiries, investigations, subpoenas, or enforcement actions, including rising liability and insurance costs; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult-use cannabis in our facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; how and when any forward equity sales may settle; our ability to maintain our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance, including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”) under Item 1A, as supplemented by the discussion in Item 1A of Part II of our subsequent Quarterly Reports on Form 10-Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports. This supplemental financial information package includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental information and should not be considered a substitute for financial information presented in accordance with GAAP. The definition of these non-GAAP measures is set forth under the section entitled "Definitions." Reconciliations of these non- GAAP measures to the most directly comparable GAAP measures are set forth in sections entitled “FFO, Normalized FFO, and AFFO Reconciliation” and “EBITDA Reconciliation.” Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information. All amounts shown in this report are unaudited. This Supplemental Financial Information Package is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose. 3

Innovative Industrial Properties Senior Management Company Overview Innovative Industrial Properties, Inc. (NYSE: IIPR) is an internally managed real estate investment trust (REIT) focused on the acquisition, ownership and management of specialized industrial properties and financial investments in the life science industry. As of June 30, 2026, we owned 108 properties comprising an aggregate of approximately 8.4 million rentable square feet in 19 states. For additional information, please visit www.innovativeindustrialproperties.com. Board of Directors Contact Information Alan Gold Executive Chairman Paul Smithers President, Chief Executive Officer & Director David Smith Chief Financial Officer & Treasurer Catherine Hastings Chief Operating Officer Ben Regin Chief Investment Officer Tracie Hager Senior Vice President, Asset Management Kelly Spicher Senior Vice President, Real Estate Counsel Andy Bui Vice President, Chief Accounting Officer Alan Gold Director, Executive Chairman Paul Smithers Director, President & Chief Executive Officer Bruce Ives* Director, Nominating and Corporate Governance Committee Chair Scott Shoemaker, MD* Director, Compensation Committee Chair David Boyle* Director, Audit Committee Chair Note: * Denotes independent director Corporate Headquarters – Innovative Industrial Properties, Inc. 11440 West Bernardo Court, STE 100 San Diego, California 92127 858-997-3332 Public Markets Detail Ticker: IIPR Exchange: NYSE Website www.innovativeindustrialproperties.com LinkedIn www.linkedin.com/company/innovative- industrial-properties Investor Relations Contact Eli Kanter Director, Finance eli.kanter@iipreit.com 4

Innovative Industrial Properties Note: Dollars in thousands except for $/share or otherwise noted. All per share amounts are shown on a diluted basis. 1) Refer to “FFO, Normalized FFO, and AFFO Reconciliation” for additional details. 2) Reflects quarterly common stock dividend declared in the quarter. 3) Calculated by dividing the common stock dividend declared per share by AFFO per common share – diluted. 4) Dollars in billions. $1.60 $1.60 $1.78 $1.78 $1.70 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 $62,891 $64,685 $66,657 $68,996 $63,315 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Historical Quarterly Results Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Total Revenues $63,315 $68,996 $66,657 $64,685 $62,891 General and administrative expense $7,719 $10,349 $7,967 $8,681 $8,626 General and administrative expense / total revenues 12% 15% 12% 13% 14 % Net income attributable to common stockholders $40,665 $30,155 $30,705 $28,288 $25,146 Net income attributable to common stockholders – diluted (“EPS”) $1.36 $1.02 $1.06 $0.97 $0.86 Funds from operations attributable to common stockholders – diluted (“FFO”)(1) $47,617 $48,317 $49,569 $46,927 $43,646 FFO per common share – diluted(1) $1.64 $1.70 $1.75 $1.66 $1.54 Normalized FFO attributable to common stockholders – diluted (“Normalized FFO”)(1) $49,214 $50,585 $50,377 $45,156 $45,228 Normalized FFO per common share – diluted(1) $1.70 $1.78 $1.78 $1.60 $1.60 Adjusted funds from operations attributable to common stockholders – diluted (“AFFO”)(1) $53,009 $53,434 $53,333 $48,348 $48,399 AFFO per common share – diluted(1) $1.83 $1.88 $1.88 $1.71 $1.71 Common stock dividend per share(2) $1.90 $1.90 $1.90 $1.90 $1.90 AFFO Payout Ratio(3) 104% 101% 101% 111% 111 % Total Invested Capital(4) $2.4B $2.5B $2.5B $2.5B $2.5B % Leased – Operating Portfolio 95.8% 97.8% 96.7% 95.8% 98.6 % Quarterly Performance Summary 5 $1.71 $1.71 $1.88 $1.88 $1.83 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Total Revenues Normalized FFO(1) AFFO(1)

Innovative Industrial Properties , June 30, December 31, (In thousands, except share and per share amounts) 2026 2025 Assets Real estate, at cost: Land $141,289 $146,320 Buildings and improvements 2,189,885 2,269,597 Construction in progress 34,769 40,593 Total real estate, at cost 2,365,943 2,456,510 Less accumulated depreciation (369,450) (343,062) Net real estate held for investment 1,996,493 2,113,448 Life science investments 275,888 152,665 Loans receivable 71,800 22,800 Cash and cash equivalents 204,734 47,597 Restricted cash 2,903 — In-place lease intangible assets, net 5,515 6,366 Other assets, net 24,308 27,982 Total assets $2,581,641 $2,370,858 Liabilities and stockholders’ equity Liabilities: Notes due 2026, net $— $290,602 Exchangeable notes, net 391,163 — Term loans, net 125,370 — Revolving credit facilities 92,500 102,500 Building improvements and construction funding payable 789 2,964 Accounts payable and accrued expenses 8,354 10,870 Dividends payable 56,314 54,913 Rent received in advance and tenant security deposits 44,710 50,307 Other liabilities 10,842 10,698 Total liabilities 730,042 522,854 Stockholders’ equity: Preferred stock, par value $0.001 per share, 50,000,000 shares authorized: 9.00% Series A cumulative redeemable preferred stock, liquidation preference of $25.00 per share, 5,666,082 and 2,019,525 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively 128,995 47,780 Common stock, par value $0.001 per share, 50,000,000 shares authorized: 27,571,349 and 28,022,975 shares issued and outstanding at June 30, 2026 and December 31, 2025, respectively 28 28 Additional paid-in capital 2,072,317 2,113,184 Dividends in excess of earnings (349,741) (312,988) Total stockholders’ equity 1,851,599 1,848,004 Total liabilities and stockholders’ equity $2,581,641 $2,370,858 Balance Sheet 6

Innovative Industrial Properties For the Three Months Ended For the Six Months Ended June 30, June 30, (In thousands, except share and per share amounts) 2026 2025 2026 2025 Revenues: Rental (including tenant reimbursements) $62,890 $62,866 $131,810 $134,563 Other 425 25 501 50 Total revenues 63,315 62,891 132,311 134,613 Expenses: Property expenses 7,196 6,867 14,772 14,246 General and administrative expense 7,719 8,626 18,068 17,087 Depreciation and amortization expense 18,799 18,500 37,383 36,891 Impairment loss on real estate — — — 3,527 Total expenses 33,714 33,993 70,223 71,751 Gain (loss) on sale of real estate, net 11,847 — 12,269 — Income from operations 41,448 28,898 74,357 62,862 Interest and other income 10,752 1,570 17,083 3,183 Interest expense (8,348) (4,444) (14,779) (8,944) Net income 43,852 26,024 76,661 57,101 Preferred stock dividends (3,187) (878) (5,841) (1,659) Net income attributable to common stockholders $40,665 $25,146 $70,820 $55,442 Net income attributable to common stockholders per share: Basic $1.39 $0.87 $2.43 $1.92 Diluted $1.36 $0.86 $2.39 $1.90 Weighted-average shares outstanding: Basic 28,443,143 27,924,092 28,218,773 28,098,850 Diluted 29,992,248 28,317,693 29,233,929 28,452,111 Net Income 7

Innovative Industrial Properties For the Six Months Ended June 30, (In thousands) 2026 2025 Cash flows from operating activities Net income $76,661 $57,101 Adjustments to reconcile net income to net cash provided by (used in) operating activities Depreciation and amortization 37,383 36,891 Impairment loss on real estate — 3,527 Loss (gain) on sale of real estate, net (12,269) — Paid-in-kind dividends and interest income on life science investments (2,548) — Stock-based compensation 5,410 4,750 Amortization of debt discount and issuance costs 1,787 946 Other non-cash adjustments (1,847) 5 Changes in assets and liabilities Other assets, net 2,915 3,719 Accounts payable, accrued expenses and other liabilities (947) 1,281 Rent received in advance and tenant security deposits (5,597) (5,529) Net cash provided by (used in) operating activities 100,948 102,691 Cash flows from investing activities Investments in real estate — (7,857) Investments in life science financial instruments (120,000) — Proceeds from sale of real estate assets 45,192 1,750 Funding of draws for improvements and construction (3,591) (16,547) Purchases of short-term investments — (5,258) Maturities of short-term investments — 5,000 Net cash provided by (used in) investing activities (78,399) (22,912) Cash flows from financing activities Issuance of common stock, net of issuance costs 44,031 — Repurchase of common stock (88,969) (20,108) Issuance of preferred stock, net of issuance costs 81,215 13,211 Proceeds from issuance of exchangeable notes 402,500 — Proceeds from term loans 148,660 — Principal payments on debt and term loans (311,274) (8,697) Draws on revolving credit facilities 125,000 — Repayments on revolving credit facilities (135,000) — Payment of deferred financing costs (15,320) — Dividends paid to common stockholders (108,223) (108,716) Dividends paid to preferred stockholders (3,790) (1,345) Taxes paid related to net share settlement of equity awards (1,339) (703) Net cash provided by (used in) financing activities 137,491 (126,358) Net increase (decrease) in cash and cash equivalents 160,040 (46,579) Cash and cash equivalents, beginning of period 47,597 146,245 Cash, cash equivalents and restricted cash, end of period $207,637 $99,666 Supplemental disclosure of cash flow information: Cash paid during the period for interest, net of interest capitalized $13,085 $8,058 Supplemental disclosure of non-cash investing and financing activities: Accrual for current-period additions to real estate $140 $4,402 Accrual for common and preferred stock dividends declared 56,314 54,661 Statements of Cash Flows 8

Innovative Industrial Properties For the Three Months Ended For the Six Months Ended June 30, June 30, (In thousands, except share and per share amounts) 2026 2025 2026 2025 Net income attributable to common stockholders $40,665 $25,146 $70,820 $55,442 Real estate depreciation and amortization 18,799 18,500 37,383 36,891 Impairment loss on real estate — — — 3,527 Loss (gain) on sale of real estate, net (11,847) — (12,269) — FFO attributable to common stockholders 47,617 43,646 95,934 95,860 Litigation-related expense 1,312 413 3,182 819 Income on seller-financed notes(1) 223 1,164 446 1,317 Deferred lease payments received on sales-type leases(2) 525 5 700 25 Transaction costs and other(3) (463) — (463) (32) Normalized FFO attributable to common stockholders 49,214 45,228 99,799 97,989 Stock-based compensation 2,826 2,672 5,410 4,750 Non-cash interest expense 1,281 476 1,857 946 Non-cash accretion of life science investments (335) — (669) — Above-market lease amortization 23 23 46 46 AFFO attributable to common stockholders $53,009 $48,399 $106,443 $103,731 FFO per common share – diluted $1.64 $1.54 $3.34 $3.37 Normalized FFO per common share – diluted $1.70 $1.60 $3.47 $3.44 AFFO per common share – diluted $1.83 $1.71 $3.71 $3.65 Weighted average common shares used for FFO, Normalized FFO and AFFO: Basic 28,443,143 27,924,092 28,218,773 28,098,850 Restricted stock and RSUs 529,228 393,601 502,400 353,261 Diluted(4) 28,972,371 28,317,693 28,721,173 28,452,111 FFO, Normalized FFO, and AFFO Reconciliation 1) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIPR in connection with IIPR's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIPR’s consolidated balance sheet. 2) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of June 30, 2026, as the transaction did not qualify for recognition as a completed sale. 3) Amount reflects other items that are considered to be infrequent and unusual in nature and/or not related to our core real estate operation. For the three and six months ended June 30, 2026, amount reflects certain financing costs that were not capitalizable and write-off of certain liabilities. 4) For the three and six months ended June 30, 2026, amounts exclude 1,019,877 and 512,756 weighted-average shares potentially issuable upon exchange of the Exchangeable Notes under the if-converted method, respectively. See Definitions section for further information. 9

Innovative Industrial Properties For the Three Months Ended For the Six Months Ended June 30, June 30, (In thousands) 2026 2025 2026 2025 Net Income: $43,852 $26,024 $76,661 $57,101 Adjustments for EBITDA: Interest expense 8,348 4,444 14,779 8,944 Taxes (including corporate tax expense in G&A) 66 88 208 209 Depreciation and amortization expense 18,799 18,500 37,383 36,891 Above-market lease amortization 23 23 46 46 Non-cash accretion of life science investments (335) — (669) — Corp. asset depreciation (included in G&A expense) 24 27 50 58 EBITDA $70,777 $49,106 $128,458 $103,249 Adjustments for Adjusted EBITDA: Non-cash stock-based compensation expense 2,826 2,672 5,410 4,750 Impairment loss on real estate — — — 3,527 Loss (gain) on sale of real estate, net (11,847) — (12,269) — Income on seller-financed notes(1) 223 1,164 446 1,317 Deferred lease payments received on sales-type leases(2) 525 5 700 25 Transaction costs and other(3) (463) — (463) Adjusted EBITDA $62,041 $52,947 $122,282 $112,868 EBITDA Reconciliation 10 1) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIPR in connection with IIPR's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIPR’s consolidated balance sheet. 2) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of June 30, 2026, as the transaction did not qualify for recognition as a completed sale. 3) Amount reflects other items that are considered to be infrequent and unusual in nature and/or not related to our core real estate operation. For the three and six months ended June 30, 2026, amount reflects certain financing costs that were not capitalizable and write-off of certain liabilities.

Innovative Industrial Properties Historical Quarterly Results (In thousands, except share and per share amounts) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Revenues: Rental (including tenant reimbursements) $62,890 $68,920 $66,631 $64,292 $62,866 Other 425 76 26 393 25 Total revenues 63,315 68,996 66,657 64,685 62,891 Expenses: Property expenses 7,196 7,576 7,980 7,951 6,867 General and administrative expense 7,719 10,349 7,967 8,681 8,626 Depreciation and amortization expense 18,799 18,584 18,538 18,639 18,500 Total expenses 33,714 36,509 34,485 35,271 33,993 Gain (loss) on sale of real estate, net 11,847 422 (326) — — Income from operations 41,448 32,909 31,846 29,414 28,898 Interest and other income 10,752 6,331 6,721 4,416 1,570 Interest expense (8,348) (6,431) (6,726) (4,525) (4,444) Net income 43,852 32,809 31,841 29,305 26,024 Preferred stock dividends (3,187) (2,654) (1,136) (1,017) (878) Net income attributable to common stockholders $40,665 $30,155 $30,705 $28,288 $25,146 Net income attributable to common stockholders per share: Basic $1.39 $1.04 $1.07 $0.99 $0.87 Diluted $1.36 $1.02 $1.06 $0.97 $0.86 Weighted-average shares outstanding: Basic 28,443,143 27,991,910 27,913,384 27,912,881 27,924,092 Diluted 29,992,248 28,467,184 28,303,530 28,303,600 28,317,693 Historical Net Income 11

Innovative Industrial Properties 1) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIPR in connection with IIPR's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIPR’s consolidated balance sheet. For the three months ended September 30, 2025, the negative amount resulted from the recognition of $2.6 million of non-refundable cash payments received as interest and other income in connection with the termination of one of the seller-financed notes. 2) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of June 30, 2026, as the transaction did not qualify for recognition as a completed sale. 3) Amount reflects other items that are considered to be infrequent and unusual in nature and/or not related to our core real estate operation. For the three months ended June 30, 2026, amount reflects certain financing costs that were not capitalizable and write-off of certain liabilities. 4) For the three months ended June 30, 2026, amounts exclude 1,019,877 weighted-average shares potentially issuable upon exchange of the Exchangeable Notes under the if-converted method. See Definitions section for further information. Historical Quarterly Results (In thousands, except share and per share amounts) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Net income attributable to common stockholders $40,665 $30,155 $30,705 $28,288 $25,146 Real estate depreciation and amortization 18,799 18,584 18,538 18,639 18,500 Loss (gain) on sale of real estate, net (11,847) (422) 326 — — FFO attributable to common stockholders 47,617 48,317 49,569 46,927 43,646 Litigation-related expense 1,312 1,870 585 604 413 Income on seller-financed notes(1) 223 223 223 (2,375) 1,164 Deferred lease payments received on sales-type leases(2) 525 175 — — 5 Transaction costs and other(3) (463) — — — — Normalized FFO attributable to common stockholders 49,214 50,585 50,377 45,156 45,228 Stock-based compensation 2,826 2,584 2,698 2,684 2,672 Non-cash interest expense 1,281 576 568 485 476 Non-cash accretion of life science investments (335) (334) (333) — — Above-market lease amortization 23 23 23 23 23 AFFO attributable to common stockholders $53,009 $53,434 $53,333 $48,348 $48,399 FFO per common share – diluted $1.64 $1.70 $1.75 $1.66 $1.54 Normalized FFO per common share – diluted $1.70 $1.78 $1.78 $1.60 $1.60 AFFO per common share – diluted $1.83 $1.88 $1.88 $1.71 $1.71 Weighted average common shares used for FFO, Normalized FFO and AFFO: Basic 28,443,143 27,991,910 27,913,384 27,912,881 27,924,092 Restricted stock and RSUs 529,228 475,274 390,146 390,719 393,601 Diluted(4) 28,972,371 28,467,184 28,303,530 28,303,600 28,317,693 Historical FFO, Normalized FFO, and AFFO Reconciliation 12

Innovative Industrial Properties Historical Quarterly Results (In thousands) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Net Income $43,852 $32,809 $31,841 $29,305 $26,024 Adjustments for EBITDA: Interest expense 8,348 6,431 6,726 4,525 4,444 Taxes (including corporate tax expense in G&A) 66 142 1 (2) 88 Depreciation and amortization expense 18,799 18,584 18,538 18,639 18,500 Above-market lease amortization 23 23 23 23 23 Non-cash accretion of life science investments (335) (334) (333) — — Corp. asset depreciation (included in G&A expense) 24 26 27 27 27 EBITDA $70,777 $57,681 $56,823 $52,517 $49,106 Adjustments for Adjusted EBITDA: Non-cash stock-based compensation expense 2,826 2,584 2,698 2,684 2,672 Loss (gain) on sale of real estate, net (11,847) (422) 326 — — Income on seller-financed notes(1) 223 223 223 (2,375) 1,164 Deferred lease payments received on sales-type leases(2) 525 175 — — 5 Transaction costs and other(3) (463) — — — — Adjusted EBITDA $62,041 $60,241 $60,070 $52,826 $52,947 Historical EBITDA Reconciliation 1) Amounts represent non-refundable cash payments received pursuant to two seller-financed notes issued by IIPR in connection with IIPR's disposition of certain properties. As the transactions did not qualify for recognition as completed sales under GAAP, the payments were initially recorded as a deposit liability and included in other liabilities on IIPR’s consolidated balance sheet. For the three months ended September 30, 2025, the negative amount resulted from the recognition of $2.6 million of non-refundable cash payments received as interest and other income in connection with the termination of one of the seller-financed notes. 2) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of June 30, 2026, as the transaction did not qualify for recognition as a completed sale. 3) Amount reflects other items that are considered to be infrequent and unusual in nature and/or not related to our core real estate operation. For the three months ended June 30, 2026, amount reflects certain financing costs that were not capitalizable and write-off of certain liabilities. 13

Innovative Industrial Properties Highlights CANNABIS 87.6% LIFE SCIENCES 12.2% $325M BASE RENT / INTEREST(1) PORTFOLIO COMPOSIT ION 96% Leased Operating Portfolio $270M Financial Investment in Life Science PORTFOLIO HIGHLIGHTS 37 Tenants 11.9 Years Weighted Average Lease Length 8.4M Total Square Feet(3) 108 Properties OTHER 0.2% Note: As of June 30, 2026. Refer to “Definitions” for additional details. 1) Based on “ Annualized Base Rent and Annualized Income from Loans and Securities (“Base Rent / Interest”)”. 2) Dollars in billions. Based on “Total Invested Capital”. 3) Includes 240,000 square feet under development or redevelopment. $325M Base Rent / Interest(1) $2.4B Real Estate(2) 14

Innovative Industrial Properties Geographic Concentration – Real Estate Portfolio Note: As of June 30, 2026, values in thousands except for property count, $/PSF, or otherwise noted. Refer to “Definitions” for additional details. 1) Includes 240,000 square feet under development or redevelopment. 2) Dollars in billions. Based on “Total Invested Capital”. 3) Based on “Annualized Base Rent”. 19 States 8.4M Square Feet(1) $2.4B Invested Capital(2) 108 Properties 10-15% 0-5% 5-10% % ABR State % of ABR(3) IL 14.9% PA 13.4% MA 13.1% FL 11.7% MI 8.9% NY 8.0% OH 6.0% NJ 5.1% MD 5.1% CO 2.8% Other 11.0% Total 100.0% 15

Innovative Industrial Properties 62.9% 16.1% 21.0% Top 10 Tenants Income from Loans and Securities Other Annualized Base Rent and Annualized Income From Loans and Securities Note: As of June 30, 2026, unless otherwise noted. 1) Dollars in thousands. Refer to “Annualized Base Rent (“ABR”)” for additional details. 2) Based on “Annualized Base Rent and Annualized Income from Loans and Securities (“Base Rent / Interest”)”. 3) Square feet in thousands. 4) These leases are in default, as disclosed in our 8-K filed on March 14, 2025, though such defaults are limited to the cross-default provisions under certain retail leases in Colorado. 5) These leases are in default, as disclosed in our 8-K filed on March 28, 2025. Includes one property acquired in January 2022 for $16.0 million, which did not satisfy the requirements for sale leaseback accounting, and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet. 6) These leases are in default, as disclosed in our 8-K filed on July 21, 2026. Annualized Base Rent Income Composition(2) Annualized Base Rent and Annualized Income from Loans and Securities $325M BASE RENT / INTEREST 16 IIPR Portfolio Square # of # Tenant ABR $(1) %(2) Feet(3) Leases 1 Ascend Wellness Holdings $32,067 9.9% 624 4 2 PharmaCann(4) 26,574 8.2% 306 6 3 Green Thumb Industries 23,247 7.2% 664 3 4 Curaleaf 22,502 6.9% 637 8 5 Trulieve 20,151 6.2% 740 6 6 4Front Ventures(5) 18,335 5.6% 488 4 7 Holistic Industries 17,517 5.4% 298 4 8 Cresco Labs 17,294 5.3% 379 5 9 Parallel(6) 16,588 5.1% 593 2 10 AYR Wellness 10,173 3.1% 238 3 Other 68,284 21.0% 3,447 51 Total $272,732 83.9% 8,414 96 Total Principal Maturity Commitments Amount / Wtd. Avg. Wtd. Avg. Annualized As of 06/30/2026 Outstanding Maturity Interest Rate Income Annualized Income from Loans and Securities Secured Notes $80,500 $80,300 0.9 Years 15.5% $12,471 Revolving Credit Facility 100,000 101,126 2.3 Years 13.5% 13,652 Preferred Equity 170,000 172,220 Perpetual 15.0% 25,833 Total / Weighted Average $350,500 $353,646 1.6 Years 14.7% $51,956 Total Annualized Base Rent and Annualized Income from Loans and Securities $324,688

Innovative Industrial Properties Rentable Sale Total State Closing / Execution Square Feet Price(1) Sale / PSF Dispositions Texas May-26 63 $3,267 $52 New York May-26 389 88,500 228 Total / Wtd. Avg. 452 $91,767 $203 $5,570 $7,750 $270,000 Real Estate Loans and Securities Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Capital Commitments and Dispositions Note: Values in thousands. For real estate, capital commitments consist of purchase prices of acquisitions and commitments to fund construction and improvements at properties made during the applicable period. Excludes transaction costs and commitments related to senior secured loans. 1) Excludes transaction costs. Two Year Capital Commitment History Second Quarter Dispositions 17

Innovative Industrial Properties 0% 0% 2% 1% 4% 2% 0% 2% 8% 10% 71% 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter # of Rentable Square Feet Tenant State Closing / Execution Leases # % of Total Portfolio Gramlin California Jan-26 1 204 2% Non-Cannabis Tenant California Jan-26 1 5 0% Gramlin California Mar-26 1 56 1% Grown Rogue Illinois Mar-26 1 66 1% Curaleaf Ohio Apr-26 1 58 1% Total 5 389 5% Note: Rentable square feet values in thousands. 1) As a % of annualized base rent. Leasing Summary 2026 Leasing Activity as of June 30, 2026 Representing $273 Million in Annualized Base Rent Expiring Leases 2 1 3 3 5 3 0 14 12 13 40 Lease Expiration Schedule as of June 30, 2026(1) 18

Innovative Industrial Properties Square Feet Invested Capital $ Date % Under Dev. Total $ / # Tenant State City Acquired Leased In Place(1) / Redev.(2) Total Invested Committed Total $ Square Feet Operating: Cannabis - Industrial 1 3241-3247 Needles California Needles 9/11/2019 — % 46 — 46 $10,100 $— $10,100 $220 2 3253 Needles Hwy. California Needles 8/29/2019 — % 20 — 20 4,841 — 4,841 242 3 4Front Ventures Illinois Matteson 8/3/2021 100.0% 250 — 250 71,684 — 71,684 287 4 4Front Ventures Washington Olympia 12/17/2020 100.0% 114 — 114 17,500 — 17,500 154 5 4Front Ventures* Massachusetts Holliston 1/28/2022 100.0% 57 — 57 16,000 — 16,000 281 6 Ascend Wellness Holdings Illinois Barry 12/21/2018 100.0% 166 — 166 71,000 — 71,000 428 7 Ascend Wellness Holdings Massachusetts Athol 4/2/2020 100.0% 199 — 199 63,900 — 63,900 321 8 Ascend Wellness Holdings New Jersey Franklin 2/10/2022 100.0% 114 — 114 55,000 — 55,000 482 9 Ascend Wellness Holdings Michigan Lansing 7/2/2019 100.0% 145 — 145 24,150 — 24,150 167 10 AYR Wellness Florida Ocala 6/7/2024 100.0% 145 — 145 38,565 1,935 40,500 279 11 AYR Wellness Ohio Akron 5/14/2019 100.0% 11 — 11 3,550 — 3,550 323 12 Battle Green Ohio Columbus 3/3/2023 100.0% 157 — 157 46,429 71 46,500 296 13 Berry Green Michigan Warren 10/9/2019 100.0% 205 — 205 83,595 — 83,595 408 14 Calyx Peak Missouri Smithville 9/17/2021 100.0% 85 — 85 28,250 — 28,250 332 15 Cresco Labs Michigan Marshall 4/22/2020 100.0% 115 — 115 32,000 — 32,000 278 16 Cresco Labs Illinois Kankakee 10/22/2019 100.0% 51 — 51 25,496 104 25,600 502 17 Cresco Labs Illinois Joliet 10/22/2019 100.0% 39 — 39 20,950 — 20,950 537 18 Cresco Labs Ohio Yellow Springs 1/24/2020 100.0% 50 — 50 13,545 — 13,545 271 19 Curaleaf Pennsylvania Chambersburg 12/20/2019 100.0% 179 — 179 60,889 751 61,640 344 20 Curaleaf Illinois Litchfield 10/30/2019 100.0% 127 — 127 40,000 — 40,000 315 21 Curaleaf New Jersey Blue Anchor 7/13/2020 100.0% 123 — 123 35,000 — 35,000 285 22 Curaleaf Ohio Buckeye Lake 3/13/2019 100.0% 58 — 58 20,000 2,000 22,000 379 23 Curaleaf Massachusetts Webster 9/1/2022 100.0% 108 — 108 21,500 — 21,500 199 24 Curaleaf North Dakota Fargo 12/20/2019 100.0% 33 — 33 12,190 — 12,190 369 25 Curran Highway Massachusetts North Adams 5/26/2021 — % 71 — 71 26,800 — 26,800 377 26 Gramlin California Desert Hot Springs 10/15/2021 100.0% 204 — 204 63,500 — 63,500 311 27 Gramlin California Palm Springs 4/16/2019 100.0% 56 — 56 35,530 — 35,530 634 28 Green Thumb Industries Pennsylvania Danville 11/12/2019 100.0% 300 — 300 94,600 — 94,600 315 29 Green Thumb Industries Illinois Oglesby 3/6/2020 100.0% 266 — 266 50,000 — 50,000 188 30 Green Thumb Industries Ohio Toledo 1/31/2020 100.0% 98 — 98 32,200 — 32,200 329 31 Grown Rogue Illinois Dwight 10/30/2019 100.0% 66 — 66 28,000 — 28,000 424 32 Holistic Industries Maryland Capitol Heights 5/26/2017 100.0% 72 — 72 33,719 31 33,750 469 33 Holistic Industries Pennsylvania New Castle 6/10/2020 100.0% 108 — 108 25,629 21 25,650 238 34 Holistic Industries Massachusetts Monson 7/12/2018 100.0% 55 — 55 19,750 — 19,750 359 35 Jushi Pennsylvania Scranton 4/6/2018 100.0% 145 — 145 45,800 — 45,800 316 36 Lume Cannabis Company Michigan Dimondale 8/2/2018 100.0% 56 — 56 17,634 165 17,799 318 37 Maryland Cultivation Processing (MCP) Maryland Hagerstown 4/13/2022 100.0% 87 — 87 25,000 — 25,000 287 38 Maryland Cultivation Processing (MCP) Maryland Hagerstown 10/2/2024 100.0% 23 — 23 5,570 — 5,570 242 39 Mitten Extracts Michigan Dimondale 4/16/2021 100.0% 201 — 201 72,079 — 72,079 359 40 North Palm Springs CA (Undisclosed Tenant) California North Palm Springs 5/12/2020 100.0% 70 — 70 18,107 — 18,107 259 41 Parallel Florida Lakeland 9/18/2020 100.0% 220 — 220 56,400 — 56,400 256 42 Parallel Florida Wimauma 3/11/2020 100.0% 373 — 373 51,500 — 51,500 138 43 Perpetual Brands Massachusetts Holliston 5/31/2018 100.0% 58 — 58 31,159 23 31,183 538 44 PharmaCann New York Hamptonburgh 12/19/2016 100.0% 186 48 234 130,628 — 130,628 558 45 PharmaCann Pennsylvania Olyphant 8/7/2019 100.0% 56 — 56 28,000 — 28,000 500 46 Sacramento CA (Undisclosed Tenant) California Sacramento 2/8/2019 100.0% 43 — 43 12,710 — 12,710 296 47 Saxton PA Pennsylvania Saxton 5/20/2019 — % 270 — 270 42,891 — 42,891 159 48 Texas Original Texas Bastrop 6/14/2022 100.0% 75 — 75 22,000 — 22,000 293 49 The Cannabist Company New Jersey Vineland 7/16/2020 100.0% 50 — 50 11,820 — 11,820 236 50 The Cannabist Company Colorado Denver 10/30/2018 100.0% 58 — 58 11,250 — 11,250 194 Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of June 30, 2026. *This property did not satisfy the requirements for sale-leaseback accounting and therefore, the transaction is recognized as a note receivable and is included in other assets, net on our consolidated balance sheet. 1) Existing square footage for properties where there is no active development or redevelopment. 2) Estimated square footage upon completion of development or redevelopment. Property List 19

Innovative Industrial Properties Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of June 30, 2026. **Includes an additional two non-cannabis tenants currently occupying 79,000 sqft. ***Harvest Health & Recreation Inc., which is a subsidiary of Trulieve Inc., executed a lease guaranty in favor of IIPR for tenant’s obligations at the property. 1) Existing square footage for properties where there is no active development or redevelopment. 2) Estimated square footage upon completion of development or redevelopment. Property List (Continued) 20 Square Feet Invested Capital $ Date % Under Dev. Total $ / # Tenant State City Acquired Leased In Place(1) / Redev.(2) Total Invested Committed Total $ Square Feet 51 The Cannabist Company Colorado Denver 12/14/2021 100.0% 18 — 18 $9,917 $— $9,917 $551 52 The Cannabist Company Colorado Denver 12/14/2021 100.0% 12 — 12 3,276 — 3,276 273 53 The Pharm Arizona Willcox 12/15/2017 100.0% 358 — 358 20,000 — 20,000 56 54 TILT Holdings Pennsylvania White Haven 2/15/2023 100.0% 58 — 58 15,000 — 15,000 259 55 Tri-Mountain Pure** Pennsylvania Pittsburgh 5/13/2021 100.0% 239 — 239 68,368 64 68,432 286 56 Trulieve Massachusetts Holyoke 7/26/2019 100.0% 150 — 150 43,500 — 43,500 290 57 Trulieve Florida Alachua 1/22/2021 100.0% 295 — 295 41,650 — 41,650 141 58 Trulieve Maryland Hancock 8/13/2021 100.0% 115 — 115 29,515 — 29,515 257 59 Trulieve Florida Quincy 10/23/2019 100.0% 120 — 120 17,000 — 17,000 142 60 Trulieve Arizona Cottonwood 4/27/2022 100.0% 17 — 17 5,238 — 5,238 308 61 Trulieve*** Nevada Las Vegas 7/12/2019 100.0% 43 — 43 9,600 — 9,600 223 62 Verdant California Cathedral City 3/25/2022 100.0% 23 — 23 15,250 — 15,250 663 63 Verdant Maryland Frederick 2/21/2025 100.0% 22 — 22 7,750 — 7,750 352 64 Vireo Minnesota Otsego 11/8/2017 100.0% 89 — 89 9,710 — 9,710 109 Operating: Cannabis - Industrial Subtotal / Wtd. Avg. 96.0% 7,423 48 7,471 $2,104,186 $5,165 $2,109,350 $282 Operating: Cannabis - Retail 65 1804 Needles California Needles 8/29/2019 — % 6 — 6 $888 $— $888 $148 66 Bent Avenue North Colorado Las Animas 12/14/2021 — % 2 — 2 400 — 400 200 67 Curaleaf North Dakota Dickinson 12/14/2021 100.0% 5 — 5 2,045 — 2,045 409 68 Curaleaf North Dakota Devils Lake 12/14/2021 100.0% 4 — 4 1,614 — 1,614 404 69 East 6th Avenue Colorado Ordway 12/14/2021 — % 2 — 2 400 — 400 200 70 Elm Avenue Colorado Rocky Ford 12/14/2021 — % 13 — 13 400 — 400 31 71 Green Peak (Skymint) Michigan East Lansing 10/25/2019 100.0% 3 — 3 3,372 28 3,400 1,133 72 Green Peak (Skymint) Michigan Flint 11/4/2019 100.0% 6 — 6 2,180 — 2,180 363 73 Main Street Pennsylvania Bradford 12/14/2021 — % 3 — 3 1,058 — 1,058 353 74 PharmaCann Colorado Commerce City 2/21/2020 100.0% 5 — 5 2,300 — 2,300 460 75 PharmaCann Colorado Aurora 12/14/2021 100.0% 2 — 2 1,674 — 1,674 837 76 PharmaCann Colorado Berthoud 12/14/2021 100.0% 6 — 6 1,406 — 1,406 234 77 PharmaCann Colorado Pueblo 2/19/2020 100.0% 3 — 3 1,049 — 1,049 350 78 South Cedar Street Michigan Lansing 11/4/2019 — % 14 — 14 2,225 — 2,225 159 79 South Mason Drive Michigan Newaygo 11/8/2019 — % 2 — 2 995 — 995 498 80 The Cannabist Company Colorado Denver 12/14/2021 100.0% 4 — 4 7,338 — 7,338 1,834 81 The Cannabist Company Colorado Pueblo 12/14/2021 100.0% 6 — 6 4,878 — 4,878 813 82 The Cannabist Company Colorado Aurora 12/14/2021 100.0% 5 — 5 4,229 — 4,229 846 83 The Cannabist Company Colorado Glenwood Springs 12/14/2021 100.0% 4 — 4 4,187 — 4,187 1,047 84 The Cannabist Company Colorado Fort Collins 12/14/2021 100.0% 5 — 5 3,977 — 3,977 795 85 The Cannabist Company Colorado Aurora 12/14/2021 100.0% 4 — 4 3,601 — 3,601 900 86 The Cannabist Company New Jersey Vineland 7/16/2020 100.0% 4 — 4 2,165 — 2,165 541 87 The Cannabist Company Colorado Aurora 12/14/2021 100.0% 5 — 5 1,991 — 1,991 398 88 The Cannabist Company Colorado Englewood 12/14/2021 100.0% 4 — 4 1,778 — 1,778 445 89 The Cannabist Company Colorado Trinidad 12/14/2021 100.0% 9 — 9 1,728 — 1,728 192 90 The Cannabist Company Colorado Silver Plume 12/14/2021 100.0% 4 — 4 1,444 — 1,444 361 91 The Cannabist Company Colorado Black Hawk 12/14/2021 100.0% 4 — 4 1,321 — 1,321 330 92 The Cannabist Company Colorado Edgewater 12/14/2021 100.0% 5 — 5 1,089 — 1,089 218 93 The Cannabist Company Colorado Sheridan 12/14/2021 100.0% 2 — 2 890 — 890 445 94 Verano Pennsylvania Harrisburg 3/23/2022 100.0% 3 — 3 2,750 — 2,750 917 95 Wilder Road Michigan Bay City 11/4/2019 — % 4 — 4 1,740 — 1,740 435 Operating: Cannabis - Retail Subtotal / Wtd. Avg. 87.9% 148 — 148 $67,111 $28 $67,138 $454

Innovative Industrial Properties Property List (Continued) Note: Subtotals and Totals include fractional amounts. Square footage and dollars in thousands except for $/PSF. “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Data as of June 30, 2026. 1) Existing square footage for properties where there is no active development or redevelopment. 2) Estimated square footage upon completion of development or redevelopment. 3) Represents properties that are not included in the Company's operating portfolio. 21 Square Feet Invested Capital $ Date % Under Dev. Total $ / # Tenant State City Acquired Leased In Place(1) / Redev.(2) Total Invested Committed Total $ Square Feet Operating: Cannabis - Industrial / Retail 96 4Front Ventures Massachusetts Georgetown 12/17/2020 100.0% 67 — 67 $15,500 $— $15,500 $231 97 AYR Wellness Virginia Richmond 1/15/2020 100.0% 82 — 82 19,750 — 19,750 241 98 Cresco Labs Massachusetts Fall River 6/30/2020 100.0% 124 — 124 27,624 1,126 28,750 232 99 Holistic Industries Michigan Madison Heights 9/1/2020 100.0% 63 — 63 28,500 — 28,500 452 100 Kaya Cannabis Colorado Denver 12/14/2021 100.0% 6 — 6 1,299 — 1,299 217 101 Sozo Michigan Warren 5/14/2021 100.0% 85 — 85 17,230 — 17,230 203 102 The Cannabist Company Colorado Denver 12/14/2021 100.0% 33 — 33 8,206 — 8,206 249 103 TILT Holdings Massachusetts Taunton 5/16/2022 100.0% 104 — 104 40,000 — 40,000 385 104 US 50 Business Colorado Pueblo 12/14/2021 — % 8 — 8 2,165 — 2,165 271 Operating: Cannabis - Industrial / Retail Subtotal / Wtd. Avg. 98.7% 572 — 572 $160,274 $1,126 $161,400 $282 Operating: Non-Cannabis 105 2103 Broadway California Needles 8/29/2019 — % 7 — 7 $1,471 $— $1,471 $210 106 Non-Cannabis Tenant Michigan Traverse City 11/25/2019 100.0% 2 — 2 1,272 — 1,272 636 107 Non-Cannabis Tenant California Palm Springs 4/16/2019 50.0% 22 — 22 5,788 — 5,788 263 Operating: Non-Cannabis Subtotal / Wtd. Avg. 48.8% 31 — 31 $8,531 $— $8,531 $275 Operating Portfolio Total / Wtd. Avg. 95.8% 8,174 48 8,222 $2,340,101 $6,318 $2,346,419 $285 Dev. / Redev. Properties(3) 108 Inland Center Drive California San Bernardino 11/16/2020 — % — 192 192 $35,819 $— $35,819 $187 Dev. / Redev. Properties / Wtd. Avg. — % — 192 192 $35,819 $— $35,819 $187 Total Portfolio / Wtd. Avg. 94.3% 8,174 240 8,414 $2,375,920 $6,318 $2,382,238 $283 State Subtotal / Wtd. Avg. 1 Pennsylvania 88.6% 1,361 — 1,361 $384,984 $836 $385,821 $283 2 Illinois 100.0% 965 — 965 $307,131 $104 $307,234 $318 3 Massachusetts 91.3% 993 — 993 $305,734 $1,149 $306,883 $309 4 Michigan 98.3% 901 — 901 $286,972 $193 $287,164 $319 5 Florida 100.0% 1,153 — 1,153 $205,115 $1,935 $207,050 $180 6 California 72.5% 497 192 689 $204,003 $— $204,003 $296 7 New York 100.0% 186 48 234 $130,628 $— $130,628 $558 8 Ohio 100.0% 374 — 374 $115,724 $2,071 $117,795 $315 9 New Jersey 100.0% 291 — 291 $103,985 $— $103,985 $357 10 Maryland 100.0% 319 — 319 $101,554 $31 $101,585 $318 11 Colorado 95.9% 229 — 229 $82,192 $— $82,192 $359 12 Missouri 100.0% 85 — 85 $28,250 $— $28,250 $332 13 Arizona 100.0% 375 — 375 $25,238 $— $25,238 $67 14 Texas 100.0% 75 — 75 $22,000 $— $22,000 $293 15 Virginia 100.0% 82 — 82 $19,750 $— $19,750 $241 16 Washington 100.0% 114 — 114 $17,500 $— $17,500 $154 17 North Dakota 100.0% 42 — 42 $15,849 $— $15,849 $377 18 Minnesota 100.0% 89 — 89 $9,710 $— $9,710 $109 19 Nevada 100.0% 43 — 43 $9,600 $— $9,600 $223

Innovative Industrial Properties Maturity Principal Loans / Origination / Wtd. Avg. Amount Securities # Investment Loan/ Security Type Date Maturity Outstanding Commitment 1 Coachella Construction Financing Secured Notes 6/25/2021 0.5 Years $22,800 $23,000 2 Harrison Township Seller Financing(1) Secured Notes 4/25/2025 1.8 Years 8,500 8,500 3 Perth Seller Financing Secured Notes 5/27/2026 0.9 Years 49,000 49,000 4 IQHQ Revolving Credit Facility 9/30/2025 2.3 Years 101,126 100,000 5 IQHQ Preferred Equity 9/30/2025 Perpetual 172,220 170,000 Loans and Securities Portfolio Total / Wtd. Avg. 1.6 Years $353,646 $350,500 Loans and Securities Note: Loan list maturity does not include available loan extensions. Dollars in thousands. 1) Relates to the seller-financed note issued by IIPR in connection with the disposition of a property in Michigan. The transaction did not qualify for recognition as a completed sale in accordance with GAAP and therefore, we have not derecognized the assets transferred and have not recognized the seller- financed note on our consolidated balance sheet. 22

Innovative Industrial Properties As of As of Capitalization June 30, 2026 Q2 2026 Net Leverage June 30, 2026 Common Shares Outstanding 27,571,349 Q2 2026 Adjusted EBITDA $62,041 Share Price $61.98 Annualized Q2 2026 Adjusted EBITDA(1) $248,164 Net Debt $418,867 Equity Market Capitalization $1,708,872 LQA Net Leverage Ratio(2) 1.7x Series A Preferred Stock: Redemption price per share $25.00 Shares outstanding 5,666,082 As of Q2 2026 Gross Leverage June 30, 2026 Total Preferred Equity $141,652 Net Debt $418,867 Senior Secured Debt $221,101 Total Assets $2,581,641 Senior Unsecured Debt $402,500 Depreciation $369,450 Total Gross Assets $2,951,091 Gross Debt $623,601 Net Debt to Total Gross Assets(3) 14 % Total Market Capitalization $2,474,125 Less: Cash & Cash Equivalents $204,734 Total Enterprise Value $2,269,391 As of Total Liquidity June 30, 2026 Revolving Credit Facility Availability $95,000 Cash & Cash Equivalents $204,734 Total Liquidity $299,734 Capital and Key Metrics Note: Dollars in thousands, except share and per share amounts. 1) Annualized Adjusted EBITDA is calculated by multiplying the Quarterly Adjusted EBITDA by 4. 2) LQA Net Leverage Ratio is calculated by dividing Net Debt by Annualized Adjusted EBITDA. 3) Net Debt to Total Gross Assets is calculated as Net Debt divided by Gross Assets. 23

Innovative Industrial Properties Maturity / Wtd. As of June 30, 2026 Investment Maturity Date Avg. Maturity Coupon Rate Effective Rate Commitment Principal Senior Secured Debt Revolving Credit Facility I(1) Oct-26 0.3 Years Prime + Spread 9.00% $87,500 $— Revolving Credit Facility II(2) Oct-28 2.3 Years SOFR + 2.00% 6.10% $100,000 $92,500 Term Loan I(3) Apr-29 2.8 Years 9.00% 9.00% $19,941 Term Loan II(4) May-29 2.8 Years SOFR + 5.00% 8.75% $56,500 Term Loan III(5) Jun-31 4.9 Years 6.67% 6.67% $44,860 Term Loan IV(6) Jun-31 5.0 Years 7.50% 7.50% $7,300 Total Senior Secured Debt 3.1 Years 7.20% $187,500 $221,101 Senior Unsecured Debt Exchangeable Senior Notes Jun-29 3.0 Years 6.00% 6.00% $402,500 Total Senior Unsecured Debt 3.0 Years 6.00% $402,500 Gross Debt 3.0 Years 6.43% $623,601 $402.5 Million $76.4 Million $52.2 Million$92.5 Million Exchangeable Senior Notes Term Loans Credit Facilities 2026 2027 2028 2029 2030 Thereafter Debt Maturity Schedule Debt Detail Note: Dollars in thousands. Debt maturities represent the principal balance as of June 30, 2026. 1) Revolving Credit Facility Rate I interest rate is the greater of: (a) the Prime Rate in effect from time to time, plus the Applicable Margin and (b) 9.00%. As of quarter end, 9.0% is the applied rate. 2) Revolving Credit Facility Rate II interest rate is the greater of: (a) the SOFR Rate in effect from time to time, plus 200 bps and (b) 6.1%. As of quarter end, 6.1% is the applied rate. 3) Term Loan I interest rate is fixed at 9.00%, and on a 20-year amortization schedule. 4) Term Loan II interest rate bears interest at a floating rate equal to SOFR plus 500 bps, subject to a 375 bps SOFR floor, resulting in a minimum all-in rate of 8.75%. As of quarter end, 8.75% is the applied rate. IIPR has an interest rate cap agreement with a 6.25% SOFR strike on a $56.5 million notional amount through May 5, 2029. 5) Term Loan III interest rate is fixed at 6.67% and on a 25-year amortization schedule. 6) Term Loan IV interest rate is fixed at 7.50% and on a 25 year amortization schedule. 24

Innovative Industrial Properties Analyst Coverage Analyst Research Firm Contact Information Aaron Grey Alliance Global Partners Email: agrey@allianceg.com Phone: 888-543-4448 Tom Catherwood BTIG Email: tcatherwood@btig.com Phone: 212-738-6140 Merrill Ross Compass Point Research and Trading Email: mross@compasspointllc.com Phone: 202-534-1392 Alexander Goldfarb Piper Sandler Email: alexander.goldfarb@psc.com Phone: 212-466-7937 Bill Kirk Roth Capital Partners Email: bkirk@roth.com Phone: 203-355-3473 Andy Liu Wolfe Research Email: aliu@wolferesearch.com Phone: 646-582-9257 Investor Relations Email: ir@iipreit.com Phone: 858-997-3332 25

Innovative Industrial Properties Definitions Definitions listed hereafter apply throughout the Supplemental unless otherwise specifically noted. • Adjusted Funds From Operations (“AFFO”): Management believes that AFFO and AFFO per share are appropriate supplemental measures of a REIT’s operating performance. We calculate AFFO by adjusting Normalized FFO for certain non-cash items. • Annualized Base Rent (“ABR”): ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. • Annualized Base Rent and Annualized Income from Loans and Securities (“Base Rent / Interest”): Annualized Base Rent and Annualized Income from Loans and Securities is calculated by adding ABR and Income from Loans and Securities. • Annualized Income from Loans and Securities (“Annualized Income”): Annualized Income from Loans and Securities is calculated by multiplying the principal balance as of the end of quarter, by the weighted average interest rate. • Development / Redevelopment (“Dev. / Redev.”) Properties: Defined as non-operating assets under development that are not leased and not ready for their intended use. • EBITDA and Adjusted EBITDA: EBITDA is defined as earnings (net income per income statement) before interest expense, income taxes, depreciation and amortization (including above-market lease amortization and corporate asset depreciation) and non-cash accretion of life science investments. Adjusted EBITDA is EBITDA adjusted for non-cash stock-based compensation, gain (loss) on sale of real estate, impairment loss on real estate, income on seller-financed notes, transaction costs and other, and deferred lease payments received on sales-type lease. Management believes EBITDA and Adjusted EBITDA are meaningful supplemental measures of a REIT’s performance because they provide additional information regarding our operating performance without giving effect to certain financing decisions, tax considerations and significant non-cash items. Adjusted EBITDA further excludes certain items that management does not consider representative of our ongoing operating performance or that may vary significantly between periods, and includes certain cash receipts not included in EBITDA. Management believes these measures facilitate comparisons of our operating performance between periods and with other REITs. In addition, EBITDA and Adjusted EBITDA is widely followed by industry analysts, lenders, investors, rating agencies, and others as a means of evaluating the operational cash generating capacity of a company prior to servicing debt obligations. For these reasons, management has deemed it appropriate to disclose and discuss EBITDA and Adjusted EBITDA. • Exchangeable Senior Notes: 6.00% Exchangeable Senior Notes due 2029. • Funds From Operations (“FFO”): FFO and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, depreciation, amortization and impairment related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. Management also excludes from FFO any disposition-contingent lease termination fee received in connection with a property sale. Management believes that net income, as defined by GAAP, is the most appropriate earnings measurement. However, management believes FFO and FFO per share to be supplemental measures of a REIT’s performance because they provide an understanding of the operating performance of our properties without giving effect to certain significant non-cash items, primarily depreciation expense. Historical cost accounting for real estate assets in accordance with GAAP assumes that the value of real estate assets diminishes predictably over time. However, real estate values instead have historically risen or fallen with market conditions. We believe that by excluding the effect of depreciation, FFO and FFO per share can facilitate comparisons of operating performance between periods. We report FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs and because FFO per share is consistently reported, discussed, and compared by research analysts in their notes and publications about REITs. For these reasons, management has deemed it appropriate to disclose and discuss FFO and FFO per share. 26

Innovative Industrial Properties Definitions (Continued) The Exchangeable Notes were dilutive for purposes of calculating earnings per diluted share for the three and six months ended June 30, 2026 as GAAP requires convertible notes that can be settled in cash and/or shares at our discretion to be evaluated under the if-converted method. However, for the purposes of calculating FFO, Normalized FFO and AFFO per diluted share, the dilutive impact of the Exchangeable Notes under the if-converted method are excluded as management believes the evaluation of operating performance based on actual diluted shares outstanding is more appropriate to facilitate consistent comparisons between reporting periods and reflects the actual shares that are entitled to common stock dividends each period. For the three months ended June 30, 2026, cash interest expense of $1.0 million relating to the Exchangeable Notes was included and 1,019,877 weighted-average potential shares relating to the Exchangeable Notes under the if-converted method was excluded from the calculation of FFO, Normalized FFO and AFFO per diluted share. For the six months ended June 30, 2026, cash interest expense of $1.0 million relating to the Exchangeable Notes was included and 512,756 weighted-average potential shares relating to the Exchangeable Notes under the if-converted method was excluded from the calculation of FFO, Normalized FFO and AFFO per diluted share. • GAAP: Accounting principles generally accepted in the United States. • Gross Debt: Calculated as the sum of the principal amount outstanding under the revolving credit facilities, term loans, and exchangeable senior notes. • Gross Assets: Calculated as total assets plus accumulated depreciation. • Liquidity: Total liquidity consists of cash and cash equivalents and short-term investments (each as reported in IIPR’s consolidated balance sheet as of quarter end) and availability under IIPR’s revolving credit facilities. • Maturity / Weighted Average Maturity (“Wtd. Avg. Maturity”): Based on initial maturity, not inclusive of applicable extension options. • Net Debt: Calculated as Gross Debt less total cash and cash equivalents. • Normalized Funds From Operations (“Normalized FFO”): We compute normalized funds from operations (“Normalized FFO”) by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Normalized FFO and Normalized FFO per share provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of other companies, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Normalized FFO is used by management in evaluating the performance of our core business operations. • Notes due 2026: 5.50% Unsecured Senior Notes due 2026. • Operating Portfolio: All properties that (a) are leased or (b) are not leased but ready for their intended use. • Series A Preferred: 9.00% Series A Cumulative Redeemable Preferred Stock, $0.001 par value per share. • Total Invested Capital: Includes (1) total investments in properties (consisting of purchase price and construction funding and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants and sellers for completion of construction and improvements at the properties. Excludes Loans and Securities. • Total Portfolio: All properties, including Development / Redevelopment Properties and Operating Portfolio, as of quarter end. • Total Preferred Equity: Calculated by multiplying the total Series A Preferred shares outstanding by the $25 redemption price per share. • % Leased: The weighted average leased percentage of the Operating Portfolio by Total Invested Capital. Excludes Redevelopment. Includes leases that are in default, including those disclosed in our 8-K's filed on March 14, 2025, March 28, 2025, March 16, 2026, and July 21, 2026. • Weighted Average Lease Length: Calculated by weighting each remaining lease term by the Annualized Base Rent (“ABR”). 27